UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2017

PACE HOLDINGS CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37551	98-1247187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 405-8458

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is an investor presentation dated January 2017, that will be used by Pace Holdings Corp. (“Pace”) in making presentations to certain existing and potential shareholders with respect to the business combination contemplated by that certain Transaction Agreement, dated as of December 13, 2016, entered into by Pace, Playa Hotels & Resorts B.V., (“Playa”) and the other parties thereto.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Pace under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

Pace has caused Porto Holdco B.V. (“Holdco”) to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus with respect to Holdco’s securities to be issued in connection with the proposed business combination between Pace and Playa (the “Business Combination”) and a preliminary proxy statement of Pace in connection with the Business Combination. Pace plans to mail to its shareholders the definitive proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination. PACE SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Pace, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode.

Participants in the Solicitation

Pace, Playa, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the proposed Business Combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on January 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace stockholders in connection with the proposed Business Combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Pace and Playa intend to cause Holdco to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4) costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Investor Presentation of Pace dated January 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pace Holdings Corp.

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	President and Chief Executive Officer

Date: January 19, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Investor Presentation of Pace dated January 2017.